                                  EXHIBIT A.XV
                                     FORM OF
            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-one billion two hundred million (31,200,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-one million two hundred thousand dollars ($31,200,000), as listed below:

                    Series                       Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                       --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                         375,000,000      175,000,000      110,000,000              --       100,000,000
The Hartford Balanced Income Fund                  200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Capital Appreciation Fund             285,000,000      175,000,000      110,000,000      50,000,000        50,000,000
The Hartford Capital Appreciation II Fund          200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital Preservation Fund             285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Disciplined Equity Fund               125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth Fund              325,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Equity Income Fund                    125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Floating Rate Fund                    200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Focus Fund                            125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Focus Growth Fund                     125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Communications Fund            125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Financial Services Fund        125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Health Fund                    125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Leaders Fund                   125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Technology Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford High Yield Fund                       125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Income Fund                           125,000,000       75,000,000       50,000,000              --        50,000,000

The Hartford Inflation Plus Fund                   155,000,000      105,000,000       90,000,000      50,000,000        50,000,000

                    Series                       Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                       --------------   --------------   --------------   --------------   --------------
The Hartford International Capital                 125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
   Appreciation Fund
The Hartford International Opportunities Fund      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford International Small Company Fund      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford LargeCap Growth Fund                  200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Fund                           225,000,000       75,000,000      110,000,000              --        50,000,000
The Hartford MidCap Growth Fund                    200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund                     125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Money Market Fund                   1,200,000,000      500,000,000      500,000,000              --       500,000,000
The Hartford Principal Protection Fund             125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund                200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund             200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund              200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth Fund           200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value Fund            200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund                   125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund                    125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                            125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free California Fund              125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010 Fund           200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2020 Fund           200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030 Fund           200,000,000      200,000,000      200,000,000              --       200,000,000

The Hartford Total Return Bond Fund                125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund                            125,000,000       75,000,000       50,000,000              --        50,000,000

                                                    Class         Class        Class        Class         Class        Class
                    Series                         A Shares     B Shares     C Shares      D Shares     I Shares     Y Shares
                    ------                       -----------   ----------   ----------   -----------   ----------   ----------
The Hartford Aggressive Growth Allocation        100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
   Fund
The Hartford Growth Allocation Fund              100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund            100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund        100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund              100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford DCA Money Fund Series I                                                     300,000,000
The Hartford DCA Money Fund Series II                                                    300,000,000
The Hartford DCA Money Fund Series III                                                   300,000,000
The Hartford DCA Money Fund Series IV                                                    300,000,000
The Hartford DCA Money Fund Series V                                                     300,000,000

                    Series                       Class R3 Shares   Class R4 Shares   Class R5 Shares
                    ------                       ---------------   ---------------   ---------------
The Hartford Adviser Fund                           50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund              50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund           50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund                50,000,000        50,000,000        50,000,000

                    Series                       Class R3 Shares   Class R4 Shares   Class R5 Shares
                    ------                       ---------------   ---------------   ---------------
The Hartford Dividend and Growth Fund               50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                     50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                     50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                     50,000,000        50,000,000        50,000,000
The Hartford Global Leaders Fund                    50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                        50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund                    50,000,000        50,000,000        50,000,000
The Hartford International Capital
   Appreciation Fund                                50,000,000        50,000,000        50,000,000
The Hartford International Opportunities Fund       50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                      50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund                     50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                             50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund                 50,000,000        50,000,000        50,000,000

The Hartford Value Fund                             50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund                 50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund            50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund            50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund            50,000,000        50,000,000        50,000,000
The Hartford Aggressive Growth Allocation Fund      50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund                 50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund               50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund           50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund                 50,000,000        50,000,000        50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty-four billion, two hundred forty-five million (34,245,000,000) shares, with an aggregate par value of thirty four million two hundred forty-five thousand dollars ($34,245,000), as classified below:

                    Series                       Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                       --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                         375,000,000      175,000,000      110,000,000               --      100,000,000
The Hartford Balanced Income Fund                  200,000,000      200,000,000      200,000,000               --      200,000,000
THE HARTFORD CAPITAL APPRECIATION FUND             570,000,000      175,000,000     220,000,0000       50,000,000       50,000,000
The Hartford Capital Appreciation II Fund          200,000,000      200,000,000      200,000,000       50,000,000      200,000,000
The Hartford Capital Preservation Fund             285,000,000       75,000,000      200,000,000               --      100,000,000
THE HARTFORD CHECKS AND BALANCES FUND              200,000,000      200,000,000      200,000,000               --             --
The Hartford Disciplined Equity Fund               125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Dividend and Growth Fund              325,000,000       75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Equity Income Fund                    125,000,000       75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Floating Rate Fund                    400,000,000      200,000,000      400,000,000      250,000,000      200,000,000
The Hartford Focus Fund                            125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Focus Growth Fund                     125,000,000       75,000,000       50,000,000               --       50,000,000

The Hartford Global Communications Fund            125,000,000       75,000,000       50,000,000               --       50,000,000
The Hartford Global Financial Services Fund        125,000,000       75,000,000       50,000,000               --       50,000,000

                    Series                       Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                       --------------   --------------   --------------   --------------   --------------
The Hartford Global Health Fund                    125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Leaders Fund                   125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Technology Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
THE HARTFORD HIGH YIELD FUND                       125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND        200,000,000      200,000,000      200,000,000      50,000,000                --
The Hartford Income Fund                           125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Inflation Plus Fund                   155,000,000      105,000,000       90,000,000      50,000,000        50,000,000
The Hartford International Capital                 125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
   Appreciation Fund
The Hartford International Opportunities Fund      125,000,000       75,000,000       50,000,000              --        50,000,000
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND      125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford LargeCap Growth Fund                  200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Fund                           225,000,000       75,000,000      110,000,000              --        50,000,000
The Hartford MidCap Growth Fund                    200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund                     125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Money Market Fund                   1,200,000,000      500,000,000      500,000,000              --       500,000,000
The Hartford Principal Protection Fund             125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund                200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund             200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund              200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth Fund           200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value Fund            200,000,000      200,000,000      200,000,000              --       200,000,000

The Hartford Short Duration Fund                   125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund                    125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                            125,000,000       75,000,000       50,000,000              --        50,000,000

                    Series                       Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                       --------------   --------------   --------------   --------------   --------------
THE HARTFORD STRATEGIC INCOME FUND                 200,000,000      200,000,000      200,000,000      50,000,000                --
The Hartford Tax-Free California Fund              125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York Fund                125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010 Fund           200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2020 Fund           200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030 Fund           200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond Fund                125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Value Fund                            125,000,000       75,000,000       50,000,000      50,000,000        50,000,000

                                                    Class         Class        Class        Class         Class        Class
                    Series                         A Shares     B Shares     C Shares      D Shares     I Shares     Y Shares
                    ------                       -----------   ----------   ----------   -----------   ----------   ----------
The Hartford Aggressive Growth Allocation
   Fund                                          100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund              100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund            100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund        100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund              100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford DCA Money Fund Series I                                                     300,000,000
The Hartford DCA Money Fund Series II                                                    300,000,000
The Hartford DCA Money Fund Series III                                                   300,000,000
The Hartford DCA Money Fund Series IV                                                    300,000,000
The Hartford DCA Money Fund Series V                                                     300,000,000

                    Series                       Class R3 Shares   Class R4 Shares   Class R5 Shares
                    ------                       ---------------   ---------------   ---------------
The Hartford Adviser Fund                           50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund              50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund           50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund                50,000,000        50,000,000        50,000,000

                    Series                       Class R3 Shares   Class R4 Shares   Class R5 Shares
                    ------                       ---------------   ---------------   ---------------
The Hartford Dividend and Growth Fund               50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                     50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                     50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                     50,000,000        50,000,000        50,000,000
The Hartford Global Leaders Fund                    50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                        50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund                    50,000,000        50,000,000        50,000,000
The Hartford International Capital
   Appreciation Fund                                50,000,000        50,000,000        50,000,000
The Hartford International Opportunities Fund       50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                      50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund                     50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                             50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund                 50,000,000        50,000,000        50,000,000
The Hartford Value Fund                             50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund                 50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund            50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund            50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund            50,000,000        50,000,000        50,000,000
The Hartford Aggressive Growth Allocation Fund      50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund                 50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund               50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund           50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund                 50,000,000        50,000,000        50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on February 6-7, 2007 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to existing series of THE HARTFORD CAPITAL APPRECIATION FUND and THE HARTFORD FLOATING RATE FUND, to allocate an additional share CLASS I to THE HARTFORD HIGH YIELD FUND, THE HARTFORD INTERNATIONAL SMALL COMPANY FUND and THE HARTFORD VALUE FUND and to allocate additional shares to new series of the Corporation, THE HARTFORD CHECKS AND BALANCES FUND, THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND and THE HARTFORD STRATEGIC INCOME FUND.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Michael G. Phillips, its Assistant Secretary, this __ th day of ______ 2007.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By:
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President


Attest:


-------------------------------------
Michael G. Phillips
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President